Business Combinations	3 Months Ended
Nov. 25, 2017
Business Combinations [Abstract]
Business Combinations
Business Combinations
Acquisition of Atkins
Upon the consummation of the Business Combination, and through a number of sub-mergers discussed in Note 1 above, Conyers Park merged into Simply Good Foods which subsequently acquired, and obtained control over Atkins. As a result of the Business Combination, Simply Good Foods is the acquirer for accounting purposes, and Atkins is the acquiree and accounting predecessor. The Company’s financial statement presentation distinguishes a “Predecessor” for Atkins for periods prior to the Closing Date. The Company is the “Successor” for periods after the Closing Date, which includes consolidation of Atkins subsequent to the Business Combination. The Merger was accounted for as a business combination using the acquisition method of accounting, and the Successor financial statements reflect a new basis of accounting that is based on the fair value of the net assets acquired. The historical financial information of Conyers Park, prior to the Business Combination, are not reflected in the Predecessor financial statements as those amounts are considered de-minimus. The financial statements of Conyers Park are included in the post-merger Successor entity, which includes balance sheet and equity items of Conyers Park assumed by Simply Good Foods through the transaction. As a result of the application of the acquisition method of accounting as of the Closing Date, the financial statements for the Predecessor period and for the Successor period are presented on a different basis of accounting and are therefore not comparable.

The Business Combination is accounted for using the acquisition method of accounting in accordance with ASC 805, Business Combinations (“ASC 805”). ASC 805 requires, among other things, that assets acquired and liabilities assumed be recognized at their fair values, as determined in accordance with ASC 820, Fair Value Measurements, as of the Business Combination date. Consistent with the acquisition method of accounting, the assets acquired and liabilities assumed from Atkins have been recorded at their respective fair values and added to those of Conyers Park. ASC 805 establishes a measurement period to provide the Company with a reasonable amount of time to obtain the information necessary to identify and measure various items in a business combination and cannot extend beyond one year from the acquisition date.
The Business Combination was funded by Conyers Park through a combination of cash, stock, and debt financing. Cash sources of funding included $404.0 million of cash held in Conyers Park’s trust account, $100.0 million from private placement equity issuance, $200.0 million in new term loan debt, and $0.2 million of cash on hand at Conyers Park. Upon the close of the transaction, a total of $8.1 million was paid in debt issuance costs related to the new term loan, $8.1 million was paid in deferred equity issuance costs related to the original IPO of Conyers Park, $3.0 million was paid related to the private placement equity issuance costs, and $12.4 million of cash was paid in acquisition-related transaction costs incurred by Conyers Park. As an integrated part of the closing of the Business Combination, $284.0 million of cash was paid to retire the predecessor long-term debt of Atkins. The acquisition-related transaction costs incurred by Conyers Park are reflected within the opening accumulated deficit within the Simply Good Foods consolidated statement of stockholder’s equity. In the first quarter of fiscal 2018, per the terms of the Merger Agreement, Simply Good Foods paid a working capital adjustment of $1.8 million to the former owners of Atkins which resulted in an increase to the previously recognized Goodwill.

In connection with this change in control, the assets and liabilities of Atkins were recorded at their respective fair value on the closing date by application of the acquisition method of accounting as prescribed by ASC 805 and ASC 820. The selling equity holders of Atkins, primarily Roark, received approximately $817.0 million in total consideration, inclusive of 10.2 million shares of common stock of Simply Good Foods valued at $11.47 per share or $117.6 million in equity consideration at fair value. The selling equity owners are also entitled to future cash payments pursuant to the Tax Receivable Agreement (the “TRA”) which had an estimated fair value of $25.7 million as of the close of the Business Combination. The TRA obligation was recorded at its acquisition-date fair value and classified as a liability. The TRA generally provides for the payment by Simply Good Foods to the Atkins’ selling equity holders for certain federal, state, local and non-U.S. tax benefits deemed realized in post-closing taxable periods by Simply Good Foods, Conyers Park, Atkins and Atkins’ eligible subsidiaries from the use of up to $100 million of the following tax attributes: (i) net operating losses available to be carried forward as of the closing of the Business Combination; (ii) certain deductions generated by the consummation of the business transaction; and (iii) remaining depreciable tax basis from the 2003 acquisition of Atkins Nutritionals, Inc. The TRA is contingent consideration and subsequent changes in fair value of the contingent liability will be recognized in earnings. As of November 25, 2017, the estimated fair value of these contingent payments is $25.7 million which has been recorded as a liability and represents 100% of the value of the recorded tax attributes (refer to Note 7, Income Taxes, for additional discussion on the TRA).

As disclosed in the Annual Report, the predecessor financial statements of historical Atkins’ included business combination related seller costs of $2.0 million related to legal costs, $8.6 million of contingent success fees to an investment banker providing advisory services triggered by the transaction, and $13.8 million of contingent change-in-control bonuses. These seller costs were incurred during the fourth quarter of fiscal 2017 and were recorded within business combination transaction costs within the Statements of Operations and Comprehensive Income as disclosed in the Annual Report.

The following summarizes the preliminary estimated fair value of the Business Combination, pending finalization per the terms of the Merger Agreement.

(In thousands)
Cash paid	$673,763
Equity consideration paid to selling equity holders (1)	117,567
Total cash and equity consideration	791,330
TRA payable to selling equity holders	25,675
Total consideration	$817,005

(1) Equity consideration paid is summarized below:

(In thousands, except equity per share data)
Shares of Simply Good Foods paid to former equity holders of Atkins	10,250
Fair Value of SMPL equity per share	$11.47
Equity consideration paid	$117,567

The fair value of these units was determined as follows:

Per share price based on the market price on the day of the close	$11.47

The Company has recorded a preliminary allocation of the purchase price to Predecessor’s tangible and identified intangible assets acquired and liabilities assumed, based on their fair values as of the closing date. The purchase price allocation is preliminary, may change, and will be completed prior to the measurement period prescribed by ASC 805. The preliminary July 7, 2017 fair value is as follows (in thousands):

Assets acquired:
Cash and cash equivalents	$71,181
Accounts receivable, net	31,507
Inventories	33,023
Prepaid assets	1,781
Other current assets	13,466
Property and equipment, net	1,793
Intangible assets, net (1)	320,000
Other long-term assets	2,224
Liabilities assumed:
Accounts payable	(12,187)
Other current liabilities	(36,498)
Deferred income taxes(2)	(76,072)
Total identifiable net assets	350,218
Goodwill(1)(3)	466,787
Total assets acquired and liabilities assumed	$817,005

(1) Goodwill and intangible assets were recorded at fair value consistent with ASC 820 as a result of the Business Combination. Intangible assets consist of brands and trademarks, customer relationships, proprietary recipes and formulas and licensing agreements. The useful lives of the intangible assets are disclosed in Note 4. The fair value measurement of the assets and liabilities was based on significant inputs not observable in the market and thus represent Level 3 measurements within the fair value measurement hierarchy. Level 3 fair market values were determined using a variety of information, including estimated future cash flows, appraisals, and market comparable data and companies.

(2) As a result of the increase in the fair value of the intangible asset the deferred income taxes were stepped-up by $50.7 million.

(3)Amounts recorded for goodwill are generally not expected to be deductible for tax purposes.

The purchase price is pending finalization for the completion of the assessment of the accounting and valuation of the TRA. The final determination of the fair value of the assets acquired and liabilities assumed is expected to be completed as soon as practicable after completion of the Business Combination, including a period of time to finalize working capital adjustments. The final determinations will not be in excess of one year of the time of the transaction, consistent with ASC 805.

Unaudited Pro Forma Financial Information

The following unaudited pro forma combined financial information presents combined results of Conyers Park and Atkins as if the Business Combination had occurred at the beginning of fiscal year 2017:

13-weeks ended
November 26, 2016
Revenue	$99,803
Gross profit	$48,712
Net income	$9,019

These pro forma combined results include certain adjustments, primarily due to decreases in amortization expense due to the changes in useful lives of intangible assets and decreases in interest expense due to the refinancing of Atkins debt. The pro forma financial information is not intended to represent or be indicative of the actual results of operations of the combined entity that would have been reported had the Business Combination been completed at the beginning of fiscal year 2017, nor is it representative of future operating results of the Company.